FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                            BOK FINANCIAL CORPORATION
             (exact name of registrant as specified in its charter)

Oklahoma                                                     73-1373454
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                           Identification No.)


Bank of Oklahoma Tower, Tulsa, Oklahoma                      74172
(Address of Principal Executive Offices)                    (Zip code)


                BOK Financial Corporation 2000 Stock Option Plan
                              (Full Title of Plan)


                                Tamara R. Wagman
                            Frederic Dorwart, Lawyers
                                  Old City Hall
                             124 East Fourth Street
                           Tulsa, Oklahoma 74103-5010
                     (Name and Address of agent for service)

                                 (918) 583-9922
          (Telephone number, including area code, of agent for service)


                         Calculation of Registration Fee
_______________________________________________________________________________

 Title of     Amount to       Proposed Maximum    Proposed Maximum  Amount
 Securities   be registered** offering price per  aggregate         of
 to be                        unit*               offering price*   registration
 Registered                                                         fee*
_______________________________________________________________________________
 Common Stock,
 $0.00006 par  1,800,000       $20.75              $37,350,000      $10,383.30
 value


*Estimated pursuant to Rule 457(c).

**In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

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


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.           PLAN INFORMATION.

     The documents containing the information required by Item 1 of Form S-8 will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the Securities Act). Such documents are not required to be and are not filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 423. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement, any of the other documents required to be delivered to Plan participants pursuant to Rule 428(b), and any additional information about the Plan and its administrators are available without charge by contacting:

                            BOK Financial Corporation
                                  P.O. Box 2300
                              Tulsa, Oklahoma 74172
                                 (918) 588-6000
                               Attn: Gregg Jaynes

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     BOK Financial has registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), effective August 13, 1991, and is currently subject to the informational requirements of the Exchange Act. BOK Financial has been subject to the reporting requirements of the Exchange Act since August 13, 1991, and, therefore, BOK Financial filed its first annual report on Form 10-K for the year ending December 31, 1991. The following documents have been filed with the Securities Exchange Commission ("Commission") by BOK Financial and are hereby incorporated by reference:

         (a) 1998 Annual Report on Form 10-K filed with the Commission on March 22, 1999.
         (b) 1999 Quarterly Report on Form 10-Q for the three months ended March 31, 1999 filed with the Commission on May 17, 1999.
         (c) 1999 Quarterly Report on Form 10-Q for the six months ended June 30, 1999 filed with the Commission on August 16, 1999.
         (d) The description of BOK Financial's capital stock contained on page 2 in Registration Statement on Form 10, as amended by filings on Form 8, filed under the Exchange Act
                  (Registration No. 0-19341), including any amendment or report filed for the purpose of updating such description.
         (e) 1999 Quarterly Report on Form 10-Q for the nine months ended September 30, 1999 filed with the Commission on November 15, 1999.

         All documents subsequently filed by BOK Financial pursuant to Section 13(a), 13(c), 14 and 15 (d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.           DESCRIPTION OF SECURITIES

                  Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

                  None.

ITEM 6.           INDEMNIFICATION OF OFFICERS AND DIRECTORS

          The Oklahoma Business Corporation Act and Article VI of the Bylaws of BOK Financial Corporation provide BOK Financial Corporation with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such statutory and Bylaw provisions, BOK Financial Corporation has purchased insurance against certain costs of indemnification of its officers and directors.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED

                  Not applicable.

ITEM 8.           EXHIBITS

Exhibit No.

         4.0      BOK Financial Corporation 2000 Stock Option Plan.

         5.0 Opinion of Frederic Dorwart, Lawyers, regarding whether the Common Stock registered herein, when sold, will be legally issued, fully paid and non-assessable.

         23.0 Consent of Frederic Dorwart, Lawyers (included in the Opinion filed as Exhibit 5.0).

         23.1     Consent of Ernst & Young L.L.P.

         24.0     Power of Attorney.  See pages viii and ix.

         99.0 1998 Annual Report on Form 10-K filed with the Commission on March 22, 1999 is incorporated herein by this reference.

         99.1 1999 Quarterly Report on Form 10-Q for the three months ended March 31, 1999 filed with the Commission on May 17, 1999 is incorporated herein by this reference.

         99.2 1999 Quarterly Report on Form 10-Q for the six months ended June 30, 1999 filed with the Commission on August 16, 1999 is incorporated herein by this reference.

         99.3 The description of BOK Financial's capital stock contained on page 2 in Registration Statement on Form 10, as amended by filings on Form 8, filed under the Exchange Act (Registration No. 0-19341), including any amendment or report filed for the purpose of updating such description is incorporated herein by this reference.

         99.4 1999 Quarterly Report on Form 10-Q for the nine month ended September 30, 1999 filed with the Commission on November 15, 1999 is incorporated herein by this reference.

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ITEM 9.           UNDERTAKINGS

         (a)      The undersigned Registrant hereby undertakes:

               (1)  To file during any period in which offers or sales are being
                    made,  a  post-effective   amendment  to  this  Registration
                    Statement to;

                    (i) include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) reflect in the  prospectus  any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the Calculation of Registration Fee table in the effective registration statement; and

                    (iii)include any additional or changed material  information with respect to the plan of distribution not previously disclosed in the registration statement or any material statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) or the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for the purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering for such securities at the time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma on the 1st day of December, 1999.

                                   BOK FINANCIAL CORPORATION


                                   By:  /s/ Stanley A. Lybarger
                                   Stanley A. Lybarger, Chief Executive Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                                  Date

/s/ George B. Kaiser     Chairman of the Board                  December 1, 1999
George B. Kaiser

/s/ Stanley A. Lybarger  President, Chief Executive Officer     December 1, 1999
Stanley A. Lybarger      and Director

/s/ James A. White       Executive Vice President, Chief        December 1, 1999
James A. White           Financial Officer, and Treasurer

/s/ John C. Morrow       Senior Vice President and Director of  December 1, 1999
John C. Morrow           Financial Accounting and Reporting

/s/ Steven E. Nell       Senior Vice President and Corporate    December 1, 1999
Steven E. Nell           Controller

/s/ W. Wayne Allen       Director                               December 1, 1999
W. Wayne Allen

______________________   Director                               December 1, 1999
James E. Barnes

/s/ Sharon J. Bell       Director                               December 1, 1999
Sharon J. Bell

______________________   Director                               December 1, 1999
Peter Boylan, III

______________________   Director                               December 1, 1999
Luke R. Corbett

/s/ Robert H. Donaldson  Director                               December 1, 1999
Robert H. Donaldson

______________________   Director                               December 1, 1999
William E. Durrett

/s/ James O. Goodwin     Director                               December 1, 1999
James O. Goodwin

/s/ Howard Janzen        Director                               December 1, 1999
Howard Janzen

______________________   Director                               December 1, 1999
E. Carey Joullian, IV

/s/ Robert J. LaFortune  Director                               December 1, 1999
Robert L. LaFortune

______________________   Director                               December 1, 1999
Phillip C. Lauinger, Jr.

______________________   Director                               December 1, 1999
John C. Lopez

______________________   Director                               December 1, 1999
Frank A. McPherson

______________________   Director                               December 1, 1999
Steven E. Moore

/s/ J. Larry Nichols     Director                               December 1, 1999
J. Larry Nichols

/s/ Ronald J. Norick     Director                               December 1, 1999
Ronald J. Norick

______________________   Director                               December 1, 1999
Robert L. Parker, Sr.

/s/ James W. Pielsticker Director                               December 1, 1999
James W. Pielsticker

/s/ E.C. Richards        Director                               December 1, 1999
E.C. Richards

______________________   Director                               December 1, 1999
James A. Robinson

/s/ L. Francis Rooney    Director                               December 1, 1999
L. Francis Rooney, III

______________________   Director                               December 1, 1999
David Tippenconnic

______________________   Director                               December 1, 1999
Robert L. Zemanek

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, as of December 1, 1999.

                        BOKF 2000 STOCK OPTION PLAN


                    By   /s/ George B. Kaiser
                        George B. Kaiser, Chairman of the Board of BOK Financial Corporation and Administrator of the BOKF 2000 Plan


                    By   /s/ Stanley A. Lybarger
                        Stanley A. Lybarger, President, Chief Executive Officer and Director of BOK Financial Corporation and Administrator of the BOKF 2000 Plan

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby authorizes George B. Kaiser and James A. White, or either of them, to file one or more amendments (including post-effective amendments) to the Registration Statement, which amendments may make such changes in the Registration Statement as Mr. Kaiser or Mr. White deems appropriate, and each such person hereby appoints George B. Kaiser and James A. White, or either of them, as attorney-in-fact to execute in the name and on behalf of each person individually, and in each capacity stated below, any such amendment to the Registration Statement.

Signature                       Title                                 Date

/s/ George B. Kaiser     Chairman of the Board                  December 1, 1999
George B. Kaiser

/s/ Stanley A. Lybarger  President, Chief Executive Officer     December 1, 1999
Stanley A. Lybarger      and Director

/s/ James A. White       Executive Vice President, Chief        December 1, 1999
James A. White           Financial Officer, and Treasurer

/s/ John C. Morrow       Senior Vice President and Director of  December 1, 1999
John C. Morrow           Financial Accounting and Reporting

/s/ Steven E. Nell       Senior Vice President and Corporate    December 1, 1999
Steven E. Nell           Controller

/s/ W. Wayne Allen       Director                               December 1, 1999
W. Wayne Allen

______________________   Director                               December 1, 1999
James E. Barnes

/s/ Sharon J. Bell       Director                               December 1, 1999
Sharon J. Bell

______________________   Director                               December 1, 1999
Peter Boylan, III

______________________   Director                               December 1, 1999
Luke R. Corbett

/s/ Robert H. Donaldson  Director                               December 1, 1999
Robert H. Donaldson

______________________   Director                               December 1, 1999
William E. Durrett

/s/ James O. Goodwin     Director                               December 1, 1999
James O. Goodwin

/s/ Howard Janzen        Director                               December 1, 1999
Howard Janzen

______________________   Director                               December 1, 1999
E. Carey Joullian, IV

/s/ Robert J. LaFortune  Director                               December 1, 1999

Robert L. LaFortune

______________________   Director                               December 1, 1999
Phillip C. Lauinger, Jr.

______________________   Director                               December 1, 1999
John C. Lopez

______________________   Director                               December 1, 1999
Frank A. McPherson

______________________   Director                               December 1, 1999
Steven E. Moore

/s/ J. Larry Nichols     Director                               December 1, 1999
J. Larry Nichols

/s/ Ronald J. Norick     Director                               December 1, 1999
Ronald J. Norick

______________________   Director                               December 1, 1999
Robert L. Parker, Sr.

/s/ James W. Pielsticker Director                               December 1, 1999
James W. Pielsticker

/s/ E.C. Richards        Director                               December 1, 1999
E.C. Richards

______________________   Director                               December 1, 1999
James A. Robinson

/s/ L. Francis Rooney    Director                               December 1, 1999
L. Francis Rooney, III

______________________   Director                               December 1, 1999
David Tippenconnic

______________________   Director                               December 1, 1999
Robert L. Zemanek

                                INDEX TO EXHIBITS


Exhibit
Number            Description of Exhibits

4.0               BOK Financial Corporation 2000 Stock Option Plan

5.0 Opinion of Frederic Dorwart, Lawyers, regarding whether the Common Stock registered herein, when sold, will be legally issued, fully paid, and non-assessable

23.0 Consent of Frederic Dorwart, Lawyers, (included in the opinion filed as Exhibit 5.0)

23.1              Consent of Ernst & Young LLP

24.0              Power of Attorney